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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            -------------------------

        Date of Report (Date of earliest event reported) : March 15, 2002

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES BLC-2)
             (Exact name of registrant as specified in its charter)

            DELAWARE               333-68854-03              13-3891329
        (State or other            (Commission           (I. R. S. Employer
        jurisdiction  of           File Number)         Identification No.)
         incorporation)

     WORLD FINANCIAL CENTER,                                    10281
       NEW YORK,  NEW YORK                                   (Zip Code)
      (Address of principal
       executive offices)
                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              Not Applicable

ITEM 2.       ACQUISITION OF DISPOSITION OF ASSETS

              Not Applicable

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Not Applicable
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ITEM 5.       OTHER EVENTS

              99.1 Distribution to holders of the PreferredPLUS Trust Series BLC-2 on March 15, 2002.

ITEM 6.       RESIGNATION OF REGISTRANT'S DIRECTORS

              Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)      Financial statements of business acquired.

                       Not applicable

              (b)      Pro forma financial information.

                       Not applicable.

              (c)      Exhibits.

                       99.1 Trustee's report in respect of the March 15, 2001 distribution to holders of the PreferredPLUS Trust Series BLC-2

ITEM 8.       CHANGE IN FISCAL YEAR

              Not Applicable.

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

              Not Applicable


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.

         Date:  04/18/02                    By:  /s/ Barry N. Finkelstein
                                                 Name:   Barry N. Finkelstein
                                                 Title:  President
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                                  EXHIBIT INDEX

              99.1 Trustee's report in respect of the March 15, 2002 distribution to holders of the PreferredPLUS Trust Series BLC-2